SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒ Definitive Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Preliminary Proxy Statement
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SONIC SOLUTIONS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SONIC SOLUTIONS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 7, 2004

TO THE SHAREHOLDERS OF SONIC SOLUTIONS:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Sonic Solutions, a California corporation, will be held on September 7, 2004 at 3:00 p.m., Pacific Daylight Time, at Sonic’s principal executive offices located at 101 Rowland Way, Suite 110, Novato, California 94945 for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are elected and qualified;

2.	To adopt the Company’s 2004 Equity Compensation Plan and approve a total of 3,000,000 shares of common stock for issuance thereunder.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on July 16, 2004 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Mary C. Sauer

Secretary

Novato, California

July 26, 2004

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THANK YOU FOR ACTING PROMPTLY.

SONIC SOLUTIONS

101 ROWLAND WAY, SUITE 110

NOVATO, CALIFORNIA 94945

(415) 893-8000

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the board of directors of Sonic Solutions for use at Sonic’s 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held September 7, 2004 at 3:00 p.m., Pacific Daylight Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of shareholders. The Annual Meeting will be held at Sonic’s principal executive offices located at 101 Rowland Way, Suite 110, Novato, California 94945. The telephone number at that address is (415) 893-8000.

These proxy solicitation materials were mailed on or about July 27, 2004 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date, Shares Outstanding and Quorum

Shareholders of record at the close of business on July 16, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 23,415,599 shares of Sonic’s common stock and no shares of preferred stock were outstanding and entitled to vote at the meeting. The presence at the Annual Meeting of a majority of these shares of the Company’s common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy and a representative of the transfer agent will act as inspector of elections to tabulate votes cast in person at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Sonic a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy. If your shares are held in “street name,” you should follow the directions provided by your broker regarding how to revoke your proxy.

Voting and Solicitation

Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless a shareholder gives notice at the Annual Meeting prior to the voting of the intention to cumulate votes, and no votes may be cast in favor of a candidate unless the candidate’s name has been placed in nomination prior to the voting. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

Sonic intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker non-votes, and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether shareholders’ approval of that matter has been obtained.

With respect to Proposal 1, directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of vote. With respect to Proposal 2, the affirmative vote of a majority of the shares of Sonic’s common stock represented at the Annual Meeting, in person or by proxy, is required for adoption of the Company’s 2004 Equity Compensation Plan. Abstentions and broker non-votes will not be treated as votes in favor of adoption of the plan.

The persons named as proxy holders, Robert J. Doris and A. Clay Leighton, were selected by the board of directors of the Company, and currently serve as executive officers of the Company. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the common stock represented by the proxy will be voted as to the proposal for which no specification is given as follows: FOR the election of the director nominees named in this proxy statement; FOR adoption of the 2004 Equity Compensation Plan and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders. The Company does not presently know of any other business to be conducted at the Annual Meeting.

Solicitation of proxies may be made by directors, officers and other employees of Sonic by personal interview, telephone or telegraph. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by Sonic. Sonic will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of common stock.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Sonic’s Bylaws currently provide for a board consisting of not less than five nor more than seven directors. The number of directors is presently fixed at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

The name of and certain other information regarding each nominee is set forth in the table below.

Name Of Nominee	Age	Position With Sonic	Director Since

Robert J. Doris	51	President and Chief Executive Officer	1986

Mary C. Sauer	51	Senior Vice President of Business Development, Secretary and Director	1986

Robert M. Greber	66	Director	1993

Peter J. Marguglio	57	Director	1986

R. Warren Langley	61	Director	2001

Mr. Doris is married to Ms. Sauer. There are no other family relationships between any director or executive officer of Sonic.

Robert J. Doris.    Mr. Doris founded Sonic in 1986 and has served as President, Chief Executive Officer and Director since that time. Prior to 1986 he was President of The Droid Works, a subsidiary of Lucasfilm Ltd., which produced computer-based video and digital audio systems for the film and television post-production and music recording industries. Prior to founding The Droid Works, Mr. Doris was a Vice President of Lucasfilm and General Manager of the Lucasfilm Computer Division. Mr. Doris received B.A., J.D. and M.B.A. degrees from Harvard University.

Mary C. Sauer.    Ms. Sauer founded Sonic in 1986 and has served as a Vice President and Director since that time. Ms. Sauer became Senior Vice President of Marketing and Sales in February 1993 and currently performs the role of Senior Vice President of Business Development and Secretary. Prior to 1986, Ms. Sauer was Vice President of Marketing for The Droid Works, and prior to joining The Droid Works, Ms. Sauer was Director of Marketing for the Lucasfilm Computer Division. Ms. Sauer received an M.B.A. in Finance and Marketing from the Wharton School of the University of Pennsylvania and a B.F.A. from Washington University in St. Louis.

Robert M. Greber.    Mr. Greber has served as a director of Sonic since August 1993. Mr. Greber served as president and Chief Operating Officer of The Pacific Stock Exchange from July 1990 until December 1995. In January 1996, he was elected Chairman and Chief Executive Officer of The Pacific Stock Exchange. In December 1999, Mr. Greber retired from The Pacific Stock Exchange. Prior to joining The Pacific Stock Exchange, he was from, 1985 to 1987, President and Chief Executive Officer of Diagnostic Networks, Inc., a

network of Magnetic Resonance Imaging Centers which was merged into NMR America in 1987. Prior to joining Diagnostic Networks, Inc., Mr. Greber was President and Chief Executive Officer of Lucasfilm Ltd. from 1981 to 1985 where, among other duties, he oversaw development of digital technologies for video, film, audio, and special effects and video games applications. Before joining Lucasfilm, Mr. Greber was associated with the firm of Merrill Lynch where he was Vice President and Manager of the Los Angeles Institutional Office. Mr. Greber holds a B.S. in Finance from Temple University. Mr. Greber also serves on the board of Bay View Capital Corp.

Peter J. Marguglio.    Mr. Marguglio has served as a Director of Sonic since August 1986. Since January 1990, Mr. Marguglio has worked at Eatec Corporation, a software company located in Berkeley, California where he is now President. Prior to joining Eatec, Mr. Marguglio was President of Resource Marketing, Inc., an equipment leasing firm he founded in 1981. Mr. Marguglio holds a Mechanical Engineering degree from the University of Washington and an M.B.A. degree from Stanford University.

R. Warren Langley.    Mr. Langley has served as a Director since June 2001. Since January 2000, Mr. Langley has been a consultant and the Managing Principal of the GuruWizard Fund, LLC, a venture-capital firm that emphasizes social investing. From January 2000 to May 2000, he served as interim CEO of Brush Dance, a creator of Mind-Body-Spirit products. From September 1996 until March 1999, Mr. Langley served as President and Chief Operating Officer of The Pacific Stock Exchange. From August 1987 to January 1998, he was a Principal and Chief Operating Officer of Hull Trading in Chicago, a proprietary derivatives trading firm. Mr. Langley has also worked as Director of Operations Research and Industrial Engineering at United Airlines and worked in several capacities in the software, energy, and defense consulting industries after serving in the United States Air Force for fifteen years. Mr. Langley holds degrees from the United States Air Force Academy, Massachusetts Institute of Technology, and Georgia Institute of Technology.

Director Independence

The Company’s board of directors has determined that all non-employee directors of the board, consisting of Messrs. Greber, Langley and Marguglio, are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers. In making this determination, the board of directors considered transactions and relationships between each director or his or her immediate family and the Company and its subsidiaries. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. As a result of this review, the board affirmatively determined, based on its understanding of such transactions and relationships, that all of the non-employee directors are independent of the Company and, therefore, a majority of the members of the board is independent, under the standards set forth by the Nasdaq rules.

Board Meetings and Committees

The board held a total of four meetings during the fiscal year ended March 31, 2004. No director participated in fewer than 75% of the total number of meetings of the board and all meetings of the committees, if any, upon which such director served. Beginning in March 2004, it is the policy of the board that so long as the audit committee shall continue to be comprised of all independent directors, the members of the audit committee shall meet separately on a regular basis with no non-independent members of the board and members of management present after the conclusion of the audit committee meetings, and that Chairman of the audit committee shall act as the Chairman of such meeting of the independent directors.

During the fiscal year ended March 31, 2004, and currently, the audit committee of the board consists of Messrs. Marguglio, Greber and Langley. After considering transactions and relationships between each member of the audit committee or his immediate family and the Company and its subsidiaries and reviewing the qualifications of the members of the audit committee, the board of directors has determined that all current members of the audit committee are (1) ”independent” as that term is defined in Section 10A of the Exchange Act; (2) “independent” as that term is defined in Rule 4200 of the listing standards of the Nasdaq

National Market; and (3) financially literate. The board also determined that Mr. Greber has the requisite financial sophistication as required by the Nasdaq rules applicable to issuers listed on the Nasdaq National Market.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. In addition, the audit committee is responsible for approving the audit and non-audit services performed by the independent auditors; consulting with the independent auditors about the scope of the audit and reviewing with them the results of their examination; reviewing and approving any material accounting policy changes affecting Sonic’s operating results; and reviewing Sonic’s financial control procedures and personnel. The audit committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. Additional duties and powers of the audit committee are set forth in its amended and restated charter attached to this proxy statement as Exhibit A. The audit committee held four meetings during the fiscal year ended March 31, 2004.

During fiscal year ended March 31, 2004, the board did not have a compensation committee. In March 2004, the board determined that the members of the audit committee shall also function as members of the compensation committee to assist the board in determining the compensation for executive officers of the Company, including the Chief Executive Officer; to administer the Company’s stock option plans, subject to the authority of the compensation committee to delegate the tasks associated with the administration of the plans; and to assist the board in other matters as appropriate. Since the compensation committee is functionally the audit committee, it does not operate under a separate charter but rather functions under the guidelines set forth in the audit committee charter.

The board does not have a nominating committee. Given the size and composition of the board and as permitted by the Nasdaq rules applicable to companies listed on the Nasdaq National Market, in lieu of a nominating committee, the board has determined that a proposal for a director nominee, in the event of a vacancy or the establishment of a new directorship on the board, shall be made to the full board for consideration and approval upon the recommendation of no less than a majority of the independent members of the board.

Audit Committee Financial Expert

The Company’s board of directors has determined that Mr. Greber qualifies as an audit committee financial expert, as defined by the applicable rules of the Exchange Act, pursuant to, among other things, his association with The Pacific Stock Exchange in various capacities, including Chairman, Chief Executive Officer and Chief Operating Officer, and his position as Chief Executive Officer of Diagnostic Network, Inc., and in those capacities had acquired the relevant experience and expertise and has the attributes set forth in the applicable rules as being required for an audit committee financial expert.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, or the Exchange Act of 1934, that might incorporate future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The audit committee has reviewed and discussed the audited consolidated financial statements for the year ended March 31, 2004 with Sonic’s management. It has discussed the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees) with the representatives of KPMG LLP, the independent auditors of Sonic. The independent auditors have provided a written disclosure to the audit committee in compliance with Independence Standards Board No. 1 (Independence Discussions with Audit Committees). The audit committee further has discussed the auditors’ independence with KPMG LLP.

Based on the review of the audited consolidated financial statements for the year ended March 31, 2004 and the discussions between the audit committee, Sonic’s management and the independent auditors set forth above, the audit committee has recommended to the board of directors that the audited consolidated financial statements for the year ended March 31, 2004 be included in Sonic’s Annual Report to shareholders and in Sonic’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on June 14, 2004.

The audit committee acts under a revised written charter adopted and approved by Sonic’s board of directors on March 15, 2004. A copy of the charter is attached as Exhibit A to this proxy statement.

In performing its functions, the audit committee acts only in an oversight capacity and necessarily relies on the work and assurances of Sonic’s management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who, in its report, expresses an opinion on the conformity of Sonic’s annual financial statements to generally accepted accounting principals.

Submitted by the audit committee:

Robert M. Greber

Peter J. Marguglio

R. Warren Langley

Compensation of Directors

Sonic does not pay fees to its directors for attendance at meetings. Sonic does reimburse its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of Sonic. Directors of Sonic who are not, and have not been during the preceding twelve months, employees of the Company, and who do not directly or indirectly own more than 5% of Sonic’s common stock, are eligible to receive an initial grant and thereafter annual grants of options to purchase shares of Sonic’s common stock. On September 2, 2003, each of Messrs. Greber, Langley and Marguglio was granted an annual option to purchase 30,000, 24,000 and 24,000 shares, respectively, of Sonic’s common stock, at an exercise price of $13.77 per share under the Company’s 2000 Stock Option Plan.

Qualifications of Directors

The Company’s board of directors has not established any special qualifications or minimum criteria for a director nominee, or any specific qualities or skills that are necessary for a member of the board to possess. In considering a candidate for the board, the board will consider the entirety of such candidate’s credentials and other qualifications necessary to meet any requirements under rules and regulations applicable to the Company. The board shall consider a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board.

Director Nomination Process

The Company does not have a formal director nomination process.

The board considers candidates for board membership that are suggested by board members, as well as management and shareholders. The board may retain a third-party executive search firm to identify candidates.

In lieu of a nominating committee, a candidate for director nominee in the event of a vacancy or the establishment of a new directorship on the board shall be made to the full board for consideration and approval upon the recommendation of no less than a majority of the independent members of the board. The process of the independent members of the board for identifying and evaluating nominees for director, including a nominee recommended by a shareholder, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and/or others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full board an analysis with regard to particular, recommended candidates. During the search process, the independent directors shall endeavor to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, shall effectively serve the shareholder’s long-term interests and contribute to the Company’s overall corporate goals.

Communications with the Board

The Company’s board of directors believes that full and open communication between shareholders and members of the board is in the Company’s best interests and the best interests of its shareholders. Shareholders can contact any director or committee of the board by writing to the Company’s Secretary, c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945, or via fax to (415) 893-8000. The Company’s Secretary will determine the extent to which such shareholder communications should be disseminated to members of the board and what response, if any, should be made to such communications. Generally, communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that are considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which the Company may receive repetitive or duplicative communications.

Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters may be referred directly to the audit committee by writing to the Chairman of the audit committee, c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945.

Shareholder Proposals

The board will consider shareholder proposals properly submitted to the Company, including recommendations of qualified director nominee(s), in accordance with the procedures set forth below. In order to have a proposal considered by the board for the 2005 annual meeting, a shareholder must submit its proposal and other relevant information in writing to the attention of the Company’s Secretary at its principle executive offices no later than March 29, 2005. The shareholder must submit the following relevant information: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (2) the name and address, as they appear on the Company’s books, of the shareholder proposing such business; (3) the number of shares of the Company’s common stock which are beneficially owned by the shareholder; (4) any material interest of the shareholder in such business; and (5) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in the shareholder’s capacity as a proponent of the proposal.

With respect to recommendations of director nominee(s), the shareholder must submit the following relevant information in writing to the attention of the Company’s Secretary at its principle executive offices no later than March 29, 2005: (1) the name, age, business and residence address of the prospective candidate; (2) a brief biographical description of the prospective candidate, including employment history for the past five years, and a statement of the qualifications of the prospective candidate; (3) the number of shares of the Company’s common stock, if any, which are beneficially owned by the prospective candidate; (4) a description of all arrangements or understandings between the shareholder and the prospective candidate pursuant to which the nomination is to be made by the shareholder if the shareholder and the prospective candidate are different individuals; (5) the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement; and (6) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act. Once the board receives the shareholder recommendation, it may deliver to the prospective candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the board in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company’s proxy statement or other regulatory filings, if nominated.

The board will not evaluate candidates differently based on who has made the proposal. The board will consider candidates from any reasonable source, including shareholder recommendations.

No consultants or search firms were used for the slate of director nominees at the Annual Meeting since all directors nominated are for re-election, and, accordingly, no fees were paid to consultants or search firms in the past fiscal year.

Greater detail about the submission process for shareholder proposals are set forth in the Company’s Bylaws, a copy of which may be obtained by making a written request to the Company’s Secretary at the address of its principal executive offices.

The Company did not receive a director nominee recommendation from any shareholder (or group of shareholders) that beneficially owns more than five percent of the Company’s common stock.

Code of Business Conduct and Ethics

The Company’s board of directors adopted a code of business conduct and ethics in March 2004. This code applies to all of the Company’s employees and is posted on its web site at www.sonic.com. The code satisfies the requirements under the Sarbanes-Oxley Act of 2002, as well as Nasdaq rules applicable to issuers listed on the Nasdaq National Market. The code, among other things, addresses issues relating to conflicts of interests, including internal reporting of violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the code is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. Any waivers of the code with respect to the Company’s executive officers and directors may be granted only by the audit committee. Any waivers of the code with respect to the remainder of the employees may be granted by the corporate compliance officer, which is currently the Company’s Chief Executive Officer. Any waivers of the code and any amendments to the code applicable to the Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or persons performing similar functions, will be posted on the Company’s web site.

Director Attendance at Annual Meeting of Shareholders

The board’s policy with regard to attendance at annual meeting of shareholders is that attendance is not required but members, if practicable and time permitting, are encouraged to attend. All directors attended the 2003 annual shareholder’s meeting.

PROPOSAL TWO

ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN

General

The Company’s shareholders are being asked to act upon a proposal to approve the Company’s 2004 Equity Compensation Plan (the “2004 Plan”). The Board approved the adoption of the 2004 Plan in June 2004, to be effective only upon approval by the shareholders of the Company at the Annual Meeting. The Board believes that the attraction and retention of high quality personnel are essential to the Company’s continued growth and success and that a stock incentive plan such as the 2004 Plan is necessary for the Company to remain competitive in its compensation practices.

If approved by the shareholders, a total of 3,000,000 shares of common stock will be reserved initially for issuance under the 2004 Plan, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company.

Capitalized terms used in this Proposal No. 2 shall have the same meaning as in the 2004 Plan unless otherwise indicated.

A general description of the principal terms of the 2004 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

General Description

Purpose.    The purpose of the 2004 Plan is to provide the Company’s employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s common stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2004 Plan.    If approved by the shareholders, a total of 3,000,000 shares of common stock will be initially reserved for issuance under the 2004 Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company. The maximum aggregate number of shares which may be issued pursuant to awards (other than stock appreciation rights and options) is 600,000 shares. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 500,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 300,000 shares.

Administration.    The 2004 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. Generally, the 2004 Plan will be administered by the audit committee functioning as a compensation committee. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

Terms and Conditions of Awards.    The 2004 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as “awards”). Stock options granted under the 2004 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2004 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal No. 2 “Shares Reserved for Issuance under the 2004 Plan”), to approve award agreements for use under the 2004 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to construe and interpret the terms of the 2004 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2004 Plan as the Administrator deems appropriate. The time based vesting schedule applicable to awards of restricted stock and restricted stock units may be no less than 3 years, provided however, that the vesting schedule may be as short as one year in the event vesting is performance-based.

Each award granted under the 2004 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of the Company’s common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

The term of any award granted under the 2004 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

The 2004 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of all other awards granted under the 2004 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure.

The 2004 Plan provides that (a) any reduction of the exercise price of any option awarded under the 2004 Plan shall be subject to shareholder approval and (b) canceling any option awarded under the 2004 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to shareholder approval.

Under the 2004 Plan, the Administrator may establish one or more programs under the 2004 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2004 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Termination of Service.    An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2004 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards.    Under the 2004 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2004 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code.    The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 500,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s chief executive officer and the four other most highly compensated officers of the Company. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 300,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2004 Plan contains a list of performance criteria that may be considered by the Administrator when granting performance-based awards.

Change in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2004 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the common stock of the Company, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction.    Effective upon the consummation of a corporate transaction (as defined in the 2004 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. In the event an outstanding award is not assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction.

Change in Control.    In the event of a change in control (as defined in the 2004 Plan), all outstanding awards shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such change in control.

Amendment, Suspension or Termination of the 2004 Plan.    The Board may at any time amend, suspend or terminate the 2004 Plan. The 2004 Plan will terminate ten years from the date of its approval by the Company’s shareholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain shareholder approval of any such amendment to the 2004 Plan in such a manner and to such a degree as required. In addition, shareholder approval will be obtained for any amendment of the 2004 Plan to (i) materially increase the benefits accruing to participants under the 2004 Plan; (ii) to materially modify the requirements for participation in the 2004 Plan or (iii) to increase the number of shares of common stock reserved for issuance under the 2004 Plan.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

Nonqualified Stock Options.    The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Incentive Stock Options.    The grant of an incentive stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare taxes (but not income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

Restricted Stock.    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights.    Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

Restricted Stock Units.    Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

Dividends and Dividend Equivalents.    Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

New Plan Benefits

As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options subject to shareholder approval of the 2004 Plan. The benefits to be received by the Company’s directors, executive officers and employees pursuant to the 2004 Plan are not determinable at this time.

Required Vote

Approval of the adoption of the 2004 Equity Compensation Plan requires the affirmative vote of a majority of the shares of Sonic’s common stock represented at the Annual Meeting, in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the common stock as of June 30, 2004 (i) by each person who is known by Sonic to own beneficially more than 5% of the common stock, (ii) by each of Sonic’s directors, (iii) by each of Sonic’s executive officers named in the Summary Compensation Table under the caption “Executive Compensation” below, and (iv) by all directors and executive officers as a group.

Name and address(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)
FMR Corp. 82 Devonshire Street Boston, MA 02109(3)	2,227,050	9.5%
Next Century Growth Investors, LLC 5500 Wayzata Blvd., Suite 1275 Minneapolis, MN 55416(4)	1,786,850	7.6%
Robert J. Doris(5)	1,724,389	7.1%
Mary C. Sauer(6)	773,328	3.3%
Peter J. Marguglio(7)	276,693	1.2%
Robert M. Greber(8)	24,375	*
R. Warren Langley(9)	29,083	*
A. Clay Leighton(10)	404,722	1.7%
All directors and executive officers as a group (6 persons)	3,232,590	13.8%

* Less than 1%.

(1)	The address of the persons set forth above is c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945.

(2)	This table is based upon information supplied by directors, officers and principal shareholders. Applicable percentage ownership for each shareholder is based on 23,415,599 shares of common stock outstanding as of June 30, 2004, together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to the community property laws where applicable. Shares of common stock subject to options are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not treated as outstanding for computing the percentage ownership of any other person.

(3)	The information is based solely on Amendment No. 1 to Schedule 13G filed by FMR Corp. on February 17, 2004.

(4)	The information is based solely on a Schedule 13G filed by Next Century Growth Investors, LLC on February 17, 2004.

(5)	Includes 708,556 shares owned by Mr. Doris, and 1,015,833 shares issuable upon exercise of options which will be exercisable within 60 days of June 30, 2004.

(6)	Includes 217,995 shares owned by Ms. Sauer, and 555,333 shares issuable upon exercise of options which will be exercisable within 60 days of June 30, 2004.

(7)	Includes 208,443 shares owned by Mr. Marguglio, and 68,250 shares issuable upon exercise of options which will be exercisable within 60 days of June 30, 2004.

(8)	Consists of shares issuable upon exercise of options which will be exercisable within 60 days of June 30, 2004.

(9)	Consists of shares issuable upon exercise of options which will be exercisable within 60 days of June 30, 2004.

(10)	Includes 53,000 shares owned by Mr. Leighton and 351,722 shares issuable upon exercise of options which will be exercisable within 60 days of June 30, 2004.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER STOCK OPTION PLANS

The following table provides information as of March 31, 2004 regarding securities authorized for issuance under Sonic’s stock option plans. The stock option plans of Sonic include the 1989 Stock Option Plan, the 1994 Non-Employee Directors Stock Option Plan, the 1998 Stock Option Plan, the 2000 Stock Option Plan and the 2004 Stock Incentive Plan. All of the stock option plans, except for the 2004 Stock Incentive Plan, were approved by Sonic’s shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,096,029	$6.27	194,472
Equity compensation plans not approved by security holders	144,500	$20.38	1,855,500
TOTAL	5,240,529	$6.60	2,049,972

The 1998 Stock Option Plan is subject to an annual increase of shares equal to 2% of the total number of shares of Sonic’s common stock outstanding on the last day of the previous fiscal year. The 2000 Stock Option Plan is subject to an annual increase of the lesser of (i) 5% of the total number of shares of Sonic’s common stock outstanding on the last day of the previous fiscal year, (ii) 750,000 shares of common stock, or (iii) an amount determined by the board of directors.

The following is a description of the material features of the Company’s 2004 Stock Incentive Plan which was not approved by shareholders:

2004 Stock Incentive Plan

The Company’s board of directors adopted the 2004 Stock Incentive Plan (the “2004 Incentive Plan”) in March 2004. A maximum of 2,000,000 shares of common stock is currently available for issuance under the 2004 Incentive Plan. The board of directors, or a committee designated by the board of directors, administers the 2004 Incentive Plan. The administrator has the sole discretion to interpret any provision of the 2004 Incentive Plan, and to determine the terms and conditions of awards of non-qualified stock options, restricted stock and other awards granted under the 2004 Incentive Plan. Awards may be granted under the 2004 Incentive Plan only to employees of the Company (i) who have not previously been an employee or director of the Company, or (ii) following a bona fide period of non-employment or non-service to the Company. Further, awards under the 2004 Incentive Plan are granted as a material inducement to the employee’s entering into service with the Company. In the event of a material acquisition by the Company, a material number of shares from the 2004 Incentive Plan may be issued subject to awards granted to employees of the acquired entity as a material inducement to such employees’ entering into service with the Company. The material features of the 2004 Incentive Plan are summarized below.

Term.    The term of each award shall be stated in the applicable option agreement.

Exercise or Purchase Price.    The exercise or purchase price per share of common stock for awards shall be such price as is determined by the administrator.

Vesting.    Each award shall vest in accordance with a schedule as determined by the administrator.

Transferability.    Awards are transferable to the extent provided in the applicable option agreement.

Termination of Employment.    A participant may not exercise an award after the termination of the participant’s employment or director relationship with the Company or any parent or subsidiary of the Company, except to the extent specified in the applicable award agreement. Where the award agreement permits the exercise of the award following termination of the participant’s employment or other service relationship with the Company or any parent or subsidiary of the Company, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the term of the award, which ever occurs first.

Acquisition of the Company.    If the Company is acquired whether by sale, transfer of assets, merger or similar transaction, any award not assumed or replaced shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights immediately prior to the specified effective date of such sale, transfer of assets, merger or similar transaction.

Amendment and Termination of the Plan.    The 2004 Incentive Plan will continue in effect until 2014. The board may amend the 2004 Incentive Plan at any time or from time to time or may suspend or terminate it, without approval of the shareholders, except as required by law. However, no action by the board of directors or shareholders may alter or impair any award previously granted under the 2004 Incentive Plan. No option may be granted during any suspension of or after termination of the 2004 Incentive Plan.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation for the fiscal years ended March 31, 2004, 2003 and 2002 for the Chief Executive Officer and each of Sonic’s other executive officers who earned at least $100,000 during fiscal year 2004 and who served as executive officers at fiscal year end. None of the named executive officers earned any bonuses or compensation for these fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

SUMMARY COMPENSATION TABLE

				Long-term Compensation
Name and Principal Position	Fiscal Year Ended March 31,	Annual Compensation		Number of Securities Underlying Options (#)(1)
		Salary ($)	Bonus ($)
Robert J. Doris	2004	$225,000	$0	170,000
President, Chief Executive Officer,	2003	$198,750	$0	170,000
and Director	2002	$161,250	$0	260,000

Mary C. Sauer	2004	$155,925	$0	80,000
Senior Vice President,	2003	$135,750	$0	80,000
Business Development,	2002	$89,250	$0	170,000
Secretary and Director

A. Clay Leighton	2004	$223,750	$15,000	0
Senior Vice President Worldwide Operations,	2003	$168,333	$15,000	100,000
Finance and Chief Financial Officer	2002	$151,600	$15,000	250,000

(1)	All figures in this column represent options to purchase Sonic’s common stock.

The following table sets forth certain information regarding grants of stock options made during the fiscal year ended March 31, 2004 to the executive officers named in the Summary Compensation Table. Since inception, Sonic has not granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees In Fiscal Year	Exercise Or Base Price ($/SH)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name						5%	10%
Robert J. Doris	170,000	(1)	10%	$13.77	9/2/2013	$1,472,179	$3,730,792

Mary C. Sauer	80,000	(1)	5%	$13.77	9/2/2013	$692,790	$1,755,667

A. Clay Leighton	—		—	—	—	—	—

(1)	Options vest over a period of one year at a rate of 8.333% per month.

The exercise price is equal to the fair market value of Sonic’s common stock on the date of grant, as determined by reference to the closing price of Sonic’s common stock on the Nasdaq National Market. The options are subject to earlier expiration in the event of the officer’s termination of employment with Sonic. Potential realizable value is based on an assumption that the fair market value of the stock on the date of grant appreciates at the stated rate, compounded annually, from the date of grant until the end of the option terms. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect Sonic’s estimate of future stock price appreciation. All of the options in the above table were granted under Sonic’s stock option plans.

The following table sets forth information regarding the number and value of options exercised during the fiscal year ended March 31, 2004 and of unexercised options held by the named executive officers on March 31, 2004. Value of in-the-money options is considered to be the difference between the exercise price and the closing price of $19.25 per share of the common stock as quoted on the Nasdaq National Market on March 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized ($)	Number of Securities Underlying Unexercised Option at Fiscal Year End Exercisable/Unexercisable	Value of In-the-Money Options at Fiscal Year End Exercisable/Unexercisable(1)
Robert J. Doris	0	0	945,000/85,000	$14,181,323/465,800

Mary C. Sauer	0	0	522,000/40,000	$8,032,140/219,200

A. Clay Leighton	95,500	$1,016,885	340,333/64,167	$5,912,931/996,800

(1)	These values have not been, and may not be, realized, and are based on the positive spread between the respective exercise prices of the outstanding stock options and the closing price of Sonic’s common stock at March 31, 2004 ($19.25).

Sonic did not make any awards during the fiscal year ended March 31, 2004 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding the stock options set forth above.

Employment Contracts, Termination of Employment and Change-in-Control Arrangement

None of the Company’s executive officers has an employment, termination of employment or change-in-control agreement with the Company.

REPORT OF THE BOARD REGARDING EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, or the Exchange Act of 1934, that might incorporate future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The board did not have a compensation committee in fiscal 2004. Accordingly, it is the responsibility of the entire board to determine the most effective total executive compensation strategy, based upon Sonic’s business needs and consistent with shareholders’ interests, to administer Sonic’s executive compensation plans, programs and policies, to monitor corporate performance and its relationship to compensation of executive officers, and to take other appropriate actions concerning matters of executive compensation.

Compensation Philosophy

Sonic was formed in 1986 as a private company and initially offered common stock to the public in February 1994. Four key goals form the basis for compensation decisions for all employees of Sonic:

1.    To attract and retain the most highly qualified management and employee team;

2.    To pay competitively compared to similar audio and video software and hardware companies and to provide appropriate reward opportunities for achieving high levels of performance compared to similar organizations in the marketplace;

3.    To emphasize sustained performance by aligning rewards with shareholder interests; and

4.    To motivate executives and employees to achieve Sonic’s annual and long-term business goals and encourage behavior toward the fulfillment of those objectives.

Equity participation and a strong alignment to shareholders’ interests are key elements of Sonic’s executive compensation philosophy. As a result of this philosophy, Sonic’s executive compensation program consists of base salary, cash bonuses, incentive stock options and standard benefits.

Base Salary and Cash Bonuses.    The board recognizes the importance of maintaining compensation practices and levels of compensation competitive with those offered by audio and video software and hardware companies in comparable stages of development. For external marketplace comparison purposes, a significant group of companies operating in our industry are utilized for determining competitive compensation levels.

Base salary represents the fixed component of the executive compensation program. Sonic’s philosophy regarding base salaries is conservative, maintaining base salaries at or somewhat below the competitive industry approximate median. Determination of base salary levels is established on an annual review of marketplace competitiveness with similar audio and video software and hardware companies, and on individual performance. Periodic increases in base salary relate to individual contributions evaluated against established objectives, relative marketplace competitiveness levels, length of service, and the industry’s annual competitive pay practice movement.

Cash bonuses are based primarily on Sonic’s financial performance for the year and also include an assessment of individual performance.

Equity Ownership—Stock Options.    The board strongly believes that it is important for key employees who have significant responsibility for the management, growth, and future success of Sonic to have significant equity ownership interest in Sonic and have the potential to gain financially from Sonic stock price increases. The interests of shareholders, executives and employees should thereby be closely aligned. The board seeks to provide such ownership interest to executives and key employees, giving them the right to purchase Sonic shares of common stock in the future at a price equal to fair market value at the date of grant. Sonic generally grants such stock options throughout the year.

Under Sonic’s stock option plans, shares of Sonic’s common stock may be purchased at the option price set by Sonic. All grants must be exercised according to the provisions of Sonic’s stock option plans. All outstanding options expire on the earlier of ten years after the date of grant or 90 days after termination of service with Sonic.

Other Benefits.    Sonic’s philosophy is to provide adequate health- and welfare-oriented benefits to executives and employees. Sonic provides no other executive benefits.

Sonic’s Chief Executive Officer, Mr. Doris, is also a founder of Sonic with a significant equity interest. The board seeks to compensate Mr. Doris primarily through base salary and the grants of stock options. In fiscal 2004, Mr. Doris was eligible to receive a base salary of $225,000, which was slightly higher than the base salary of $198,750 received in fiscal 2003. Mr. Doris did not receive a cash bonus in the fiscal year ended March 31, 2004. In establishing Mr. Doris’ salary, the board considered Sonic’s past growth in revenue and profitability, Sonic’s experience in achieving product development goals, domestic and international sales and Sonic’s ability to develop the current management team. The total cash compensation paid to Mr. Doris in the fiscal year ended March 2004 is less than that paid to chief executive officers of the competitive industry comparative group; however, the board believes that this compensation is appropriate in light of his equity interest.

Summary

The board believes that the compensation of executives by Sonic is appropriate and competitive with the compensation programs provided by other audio and video software and hardware companies with which Sonic competes for executives and employees in light of the equity interests of Sonic’s founders. The board believes its compensation strategy, principles, and practices result in a compensation program tied to shareholder returns and linked to the achievement of annual and longer-term financial and operational results of Sonic on behalf of Sonic’s shareholders.

The Board of Directors

—Robert J. Doris

—Robert M. Greber

—Peter J. Marguglio

—Mary C. Sauer

—R. Warren Langley

Compensation Committee Interlocks and Insider Participation

The board did not have a compensation committee in fiscal 2004. Accordingly, the entire board determined executive compensation for fiscal 2004. Robert J. Doris and Mary C. Sauer are directors and are the founders and principal executive officers of Sonic. No Sonic executive officer served on the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of Sonic’s board.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires Sonic’s directors and executive officers, and persons who own more than 10% of a registered class of Sonic’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and 10% shareholders are also required by Securities and Exchange Commission rules to furnish Sonic with copies of all Section 16(a) forms that they file.

Based solely on representations from certain reporting persons, Sonic believes that, during the fiscal year ended March 31, 2004, each of the directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended March 31, 2004.

PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return on our common stock with the cumulative total return of of the Standard and Poors 500 Index, and the Standard and Poors Information Technology Index. The total shareholder return reflects the change in share price during the period, assuming an investment of $100 on March 31, 1999 plus the reinvestment of dividends, if any. No dividends were paid on the common stock during the period shown. The stock price performance shown below is not necessarily indicative of future stock price performance.

*	$100 invested on 3/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Measurement Period (Fiscal Year Covered)	Sonic Solutions	S&P 500 Index	S&P Information Technology
FYE 03/99	$100.00	$100.00	$100.00
FYE 03/00	224.24	117.94	180.89
FYE 03/01	31.83	92.38	69.76
FYE 03/02	181.82	92.60	64.60
FYE 03/03	138.18	69.67	43.50
FYE 03/04	466.67	94.14	62.67

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by California law.

All transactions between the Company and its officers, directors, principal stockholders and affiliates have been and will be approved by a majority of its board of directors, including a majority of the Company’s disinterested, non-employee directors on the board, and have been or will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

INDEPENDENT PUBLIC ACCOUNTANTS

The audit committee and board of directors have selected KPMG LLP as independent public accountants to audit the financial statements of Sonic for the 2004 fiscal year. KPMG LLP has acted as Sonic’s auditors since March 31, 1993. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of KPMG LLP also will be available to respond to questions raised during the meeting. The audit committee approved all audit services performed by KPMG LLP in fiscal year 2003. The audit committee also approved all non-audit services performed by KPMG LLP in fiscal year 2003, and determined that such services were compatible with maintaining KPMG LLP’s independence with respect to Sonic. A summary of the fees billed by KPMG LLP for audit and other professional services in fiscal year 2004 appears below. Included in fiscal 2003 is $166,000 in fees related to the fiscal year 2002 that were billed and paid in fiscal year 2003. Included in fiscal 2004 is $128,535 in fees related to the fiscal year 2003 that were billed and paid in fiscal year 2004.

Fees	March 31, 2004	March 31, 2003
AUDIT FEES:
Audit Review and Preparation – Consists of fees billed for audit of financial statements and review of interim financial statements	300,000	401,000
Statutory Audits – Consists of fees billed in relation to required statutory audits of foreign subsidiaries	—	—
SEC Compliance – Consists of fees billed for assistance with our SEC filings	116,000	73,800

TOTAL AUDIT FEES	416,000	474,800

AUDIT-RELATED FEES	—	—

TAX FEES:
Consists of fees billed in relation to preparation and review of income tax returns, fees billed in relation to advice on tax matters and consists of tax planning and strategy services	114,830	68,045

ALL OTHER FEES:
Consists of other products or services, including financial information systems design and implementation services	—	—

TOTAL ALL FEES	530,830	542,845

SHAREHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials and considered at the Meting.    Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be considered for inclusion in the Company’s proxy statement and presented at the annual meeting of shareholders to be held in 2005 must be received by the Company’s Secretary at its principal executive offices no later than March 29, 2005.

Discretionary Authority.    The proxies to be solicited by the Company’s board of directors for the 2005 annual meeting will confer discretionary authority on the proxyholders to vote on any shareholder proposal presented at such annual meeting if the Company fails to receive notice of such shareholder’s proposal for the meeting by June 12, 2005.

OTHER MATTERS

Annual Report

The Company’s annual report for the fiscal year ended March 31, 2004 has been mailed concurrently with the mailing of these proxy materials to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

Form 10-K

The Company’s annual report on Form 10-K for the fiscal year ended March 31, 2004 is included in the annual report for the fiscal year ended March 31, 2004. Upon written request to the Company’s Secretary at the address of its principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Sonic knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board may recommend.

THE BOARD OF DIRECTORS

Dated: July 26, 2004

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

SONIC SOLUTIONS

AUTHORITY AND PURPOSE

The Audit Committee (the “Committee”) of Sonic Solutions (the “Corporation”), which also functions as the Corporation’s compensation committee, is appointed by the Corporation’s Board of Directors (the “Board”) to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation, and assist the Board in discharging its responsibilities relating to compensation of the Corporation’s Chief Executive Officer and other executive officers. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission (the “Commission”) and the National Association of Securities Dealers (the “NASD”) applicable to Nasdaq listed issuers. The Committee shall discharge its responsibilities and shall access the information provided by the Corporation’s management and the independent auditors, in accordance with its business judgment. In exercising its business judgment, the Committee shall be entitled to rely on the information and advice provided by the Corporation’s management and/or its independent auditors.

The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and applicable laws, rules and regulations.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three directors of the Board. The Committee members shall be designated by the Board, in compliance with the Bylaws of the Corporation, and shall serve at the discretion of the Board.

Each member of the Committee shall be an independent director (as defined by all applicable rules and regulations). For purposes hereof, an “independent director” shall be one:

•	who accepts no consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Corporation; and

•	who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

In addition, each member of the Committee shall meet the requirements of Section 162(m) of the Internal Revenue Code for “outside director.”

At least one member of the Committee shall be an “audit committee financial expert,” as defined by Section 407 of the Sarbanes-Oxley Act of 2002, having an understanding of generally accepted accounting principles and financial statements, experience in the preparation or auditing of financial statements of companies generally comparable to the Corporation, experience in the application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves, experience with internal accounting controls and an understanding of audit committee functions.

Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, such as a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

The Committee shall meet as frequently as circumstances dictate. Unless a Chairman of the Committee is elected by the Board, the Committee shall elect a Chairman by majority vote.

POWERS

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities and shall be provided with appropriate funding to carry out such investigations. The Committee shall be empowered to engage independent counsel, and other advisers, as it determines necessary to carry out its duties, and shall be provided with appropriate funding to engage such independent counsel and other advisers. The Committee shall have appropriate funding to cover ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation’s shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In meeting its responsibilities, the Committee is expected to:

1.    Review and reassess the adequacy of this Charter no less frequently than annually.

2.    With respect to the Corporation’s independent auditors:

a.    The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation’s independent auditors. The Committee shall pre-approve all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings.

b.    Review the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest.

3.    Review and concur with management on the scope and responsibilities of an internal audit department, if any, and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director, as applicable.

4.    Review and discuss with management, before release, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Corporation’s Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

5.    In connection with its review of the Corporation’s interim and audited financial statements, if no report is made by the independent auditors and management, the Committee shall inquire of the Corporation’s management and the independent auditors as to whether there were any significant financial reporting issues and judgments made in connection with the preparation of such financial statements, as well as the potential impact on the Corporation’s financial statements of any proposed changes in accounting and financial reporting rules.

6.    In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

a.    The Corporation’s annual financial statements and related notes.

b.    The independent auditors’ audit of the financial statements and their report thereon.

c.    The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management, including the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (or any amended or successor standard).

d.    Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

7.    The Committee shall at least annually inform the independent auditors, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Committee or its Chairman about any significant issue or disagreement concerning the Corporation’s accounting practices or financial statements that is not resolved to their satisfaction.

8.    Periodically, and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the independent auditors, the internal audit department, if any, and/or management, to consider and review the following:

a.    Any significant changes required in the independent auditors’ audit plan.

b.    Any difficulties or disputes with management encountered during the course of the audit.

c.    The adequacy of the Corporation’s system of internal financial controls.

d.    The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Corporation’s financial statements.

e.    Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

9.    Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

10.    Obtain from the independent auditors assurance that they have complied with Section 10A of the Securities Exchange Act of 1934.

11.    Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

12.    The Committee shall direct the independent auditors to use their best efforts to perform all reviews of interim financial information prior to disclosure by the Corporation of such information, and to discuss promptly with the Committee and the Chief Financial Officer any matters identified in connection with the auditors’ review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61 (or any amended or successor statement).

13.    To the extent not otherwise approved by a comparable independent body of the Board, review and approve all related party transactions (consistent with the rules of the NASD applicable to Nasdaq listed issuers).

14.    Annually review and make recommendations to the Board with respect to the compensation of the Corporation’s Chief Executive Officer and other executive officers.

15.    Subject to the authority to delegate the administrative tasks of the administration to the Chief Executive Officer and other Corporation personnel as deemed appropriate, administer the Corporation’s incentive-compensation plans and equity based-plans as in effect and as adopted from time to time by the Board; provided that the Board shall retain the authority to interpret such plans.

16.    Prepare all reports required to be included in the Corporation’s proxy statement or annual report on Form 10-K in accordance with the Commission’s requirements.

It is not the responsibility of the audit committee to plan or conduct audits, or to determine whether Sonic’s financial statements are complete and accurate or in accordance with generally accepted accounting principles. It is not the responsibility of the audit committee to conduct inquiries, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws, regulations or Sonic compliance policies or programs.

Appendix A

SONIC SOLUTIONS

2004 EQUITY COMPENSATION PLAN

1.    Purposes of the Plan.    The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.    Definitions.    The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a)    “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)    “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)    “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)    “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f)    “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)    “Board” means the Board of Directors of the Company.

(h)    “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(i)    “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding

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securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

(ii)    a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j)    “Code” means the Internal Revenue Code of 1986, as amended.

(k)    “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l)    “Common Stock” means the common stock of the Company.

(m)    “Company” means Sonic Solutions, a California corporation, or any successor corporation that adopts the Plan in connection with a Corporate Transaction.

(n)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o)    “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

(q)    “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)    the complete liquidation or dissolution of the Company;

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(iv)    any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r)    “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s)    “Director” means a member of the Board or the board of directors of any Related Entity.

(t)    “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u)    “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v)    “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock

3

shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y)    “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(aa)    “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(bb)    “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)    “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd)    “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)    “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ff)    “Plan” means this 2004 Equity Compensation Plan.

(gg)    “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(hh)    “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii)    “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)    “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)    “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm)    “Share” means a share of the Common Stock.

(nn)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3.    Stock Subject to the Plan.

(a)    Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 3,000,000 Shares. Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to Awards (other than SARs and Options) is 600,000 Shares. In addition, Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)    Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by Section 422(b)(1) of the Code (and the corresponding regulations thereunder), the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise or vesting of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.    Administration of the Plan.

(a)    Plan Administrator.

(i)    Administration with Respect to Directors and Officers.    With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)    Administration With Respect to Consultants and Other Employees.    With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)    Administration With Respect to Covered Employees.    Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

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(iv)    Administration Errors.    In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)    Powers of the Administrator.     Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)    to determine whether and to what extent Awards are granted hereunder;

(iii)    to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)    to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder;

(vi)    to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, (B) the reduction of the exercise price of any Option awarded under the Plan shall be subject to shareholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to shareholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

(vii)    to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)    to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)    to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.    Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if

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otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.    Terms and Conditions of Awards.

(a)    Types of Awards.    The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)    Designation of Award.    Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)    Conditions of Award.    Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share and (xviii) other measures of performance selected by the Administrator. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)    Acquisitions and Other Transactions.    The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)    Deferral of Award Payment.    The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

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(f)    Separate Programs.    The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)    Individual Limitations on Awards.

(i)    Individual Limit for Options and SARs.    The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 500,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 500,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)    Individual Limit for Restricted Stock and Restricted Stock Units.    For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be 300,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii)    Deferral.    If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h)    Early Exercise.    The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)    Term of Award.    The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof . However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)    Transferability of Awards.    Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing,

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the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)    Vesting of Restricted Stock and Restricted Stock Units.    Awards of Restricted Stock and Restricted Stock Units issued under the Plan shall vest and be released from the risk of forfeiture over a period of no less than three (3) years measured from the date of issuance of the Award. Notwithstanding the foregoing, Awards of Restricted Stock and Restricted Stock Units subject to performance-based vesting may vest and be released from the risk of forfeiture over a period of no less than one (1) year measured from the date of issuance of the Award.

(l)    Time of Granting Awards.    The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

7.    Award Exercise or Purchase Price, Consideration and Taxes.

(a)    Exercise or Purchase Price.    The exercise or purchase price, if any, for an Award shall be as follows:

(i)    In the case of an Incentive Stock Option:

(A)    granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)    In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)    In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)    In the case of other Awards, such price as is determined by the Administrator.

(vi)    Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)    Consideration.    Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)    cash;

(ii)    check;

(iii)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or

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attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

(iv)    with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)    any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)    Taxes.    No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited too, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.    Exercise of Award.

(a)    Procedure for Exercise; Rights as a Shareholder.

(i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)    An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)    Exercise of Award Following Termination of Continuous Service.

(i)    An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)    Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)    Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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9.    Conditions Upon Issuance of Shares.

(a)    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.    Adjustments Upon Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.    Corporate Transactions and Changes in Control.

(a)    Termination of Award to Extent Not Assumed in Corporate Transaction.    Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)    Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)    Corporate Transaction.    Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date. The portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.

(ii)    Change in Control.    Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award, provided that the Grantee’s Continuous Service has not terminated prior to such date.

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(c)    Effect of Acceleration on Incentive Stock Options.    Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

12.    Effective Date and Term of Plan.    The Plan shall become effective upon approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

13.    Amendment, Suspension or Termination of the Plan.

(a)    The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders:

(i)    to materially increase the benefits accruing to Grantees under the Plan;

(ii)    to materially modify the requirements for participation in the Plan;

(iii)    to increase the number of Shares reserved for issuance under the Plan;

(iv)    to the extent such approval is required by Applicable Laws; or

(v)    if such amendment would change any of the provisions of Section 4(b)(vi) or this Section 13(a).

(b)    No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)    No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.    Reservation of Shares.

(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.    No Effect on Terms of Employment/Consulting Relationship.    The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.    No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.    Unfunded Obligation.    Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as

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amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

18.    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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SONIC SOLUTIONS

P  R  O  X  Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Robert J. Doris and A. Clay Leighton, or either of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated on the reverse side, and in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of SONIC SOLUTIONS which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held September 7, 2004, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned Shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE, AND FOR ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN. The proxy holders in their discretion may cumulate votes for the election of directors. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

<  FOLD AND DETACH HERE  <

The Board of Directors recommends a vote FOR Item 1.	Please mark your votes as indicated in this example	☒

Proposal 1 – ELECTION OF DIRECTORS

FOR                              WITHHELD FOR ALL

 ☐                                                 ☐

Please complete, date and sign this proxy and mail it promptly in the enclosed envelope to assure representation of your shares.

Nominees:

Robert J. Doris    Peter J. Marguglio    R. Warren Langley

Robert M. Greber    Mary C. Sauer

WITHHELD FOR: (Write that nominee’s name in the space provided below).

The Board of Directors recommends a vote FOR Item 2.	Please mark your votes as indicated in this example	☒

Proposal 2 – ADOPTION OF THE 2004 EQUITY COMPENSATION PLAN

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please complete, date and sign this proxy and mail it promptly in the enclosed envelope to assure representation of your shares.

Signature                                                        Signature                                                    Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE